Managed Intermediate Government Fund


Supplement to Prospectus
Dated May 1, 1995

The Company's investment adviser, Scudder, Stevens & Clark, Inc., (the "Adviser"), has agreed to waive a portion of its investment management fee to the extent necessary so that the total annualized expenses of the Managed Intermediate Government Fund do not exceed 0.80% of average daily net assets of the Fund for the period January 1, 1996 through October 31, 1996. To the extent that expenses fall below 0.80% during the fiscal year, the Adviser reserves the right to recoup, during the fiscal year incurred, amounts waived during the period, but only to the extent that the Fund's expenses do not exceed 0.80%.

January 19, 1996